FORM N-23C-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23C-3

1.	Investment Company Act File Number:	811-22875
	Date of Notification:	December 15, 2020

2.	Exact name of investment company as specified in registration statement:

BLUESTONE COMMUNITY DEVELOPMENT FUND

3.	Address of principal executive office:

37 WEST AVENUE, SUITE 301 WAYNE, PA, 19087

4.	Check one of the following:

A. [X]	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B. [ ]	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C. [ ]	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Joseph Gladue

Name:	Joseph Gladue

Title:	Treasurer (Principal Financial Officer)

Bluestone Community Development Fund

37 West Avenue, Suite 301
Wayne, PA 19087
1-855-386-3504

Annual Repurchase Offer Notice

December 15, 2020

Dear Shareholder,

This notice is to provide you with information about the current Repurchase Offer for Bluestone Community Development Fund (the “Fund”). If you are not interested in selling any of your shares at this time, you do not have to do anything and can disregard this notice.

The Fund makes periodic offers to repurchase a designated percentage of its outstanding shares at the Fund’s net asset value (“NAV”) per share. We extend annual Repurchase Offers to provide shareholders with an opportunity to sell their shares because the Fund’s shares are not redeemable each business day, are not listed on an exchange, and no secondary market currently exists for shares of the Fund. This means that you may not be able to freely sell your shares, except through the Fund’s Repurchase Offers.

The Fund is currently offering to repurchase 10% of its outstanding shares (the “Repurchase Offer Amount”) at the Fund’s NAV per share. Please note that the Fund may not repurchase all of the shares you have tendered for repurchase, if the total amount of shares tendered by shareholders exceeds the Repurchase Offer Amount. In such case, the Repurchase Offer Amount will be pro-rated to shareholders who have tendered shares.

This Repurchase Offer period begins on December 15, 2020, and shareholder requests for repurchases must be received by the Fund by January 8, 2021 (the “Repurchase Request Deadline”). Shareholders should use this period to determine whether to request a repurchase of a portion, or all, of their shares. If you would like to sell shares of the Fund, a properly completed Repurchase Offer Request Form must be received by Bluestone Community Development Fund, P.O. Box 2175, Milwaukee, WI 53201-2175, or FAX (816) 860-3140, by the Repurchase Request Deadline. A shareholder may withdraw or modify any request to repurchase shares at any time prior to the Repurchase Request Deadline, but not thereafter. All requests for repurchase of shares during the Repurchase Offer period will be processed after the Repurchase Request Deadline.

For informational purposes, the Fund’s NAV as of December 8, 2020 was $10.12. The Repurchase Price that shareholders will receive for their shares will be the NAV per share as of the close of the New York Stock Exchange on January 15, 2021 (the “Repurchase Pricing Date”). You may call Bluestone Community Development Fund at 1-855-386-3504 to learn the current NAV per share. Please note that the NAV per share of the Fund may fluctuate between the Repurchase Request Deadline and the Repurchase Pricing Date.

The Fund does not currently charge a repurchase fee. Repurchase proceeds will be paid to shareholders in cash by January 22, 2021 (the “Repurchase Payment Deadline”).

If you have any questions, please refer to the enclosed information and the Fund’s Prospectus, or you can also call Bluestone Community Development Fund at 1-855-386-3504. The enclosed documents apply to the current Repurchase Offer period, and new documents will be mailed to you in connection with any subsequent Repurchase Offers.

Sincerely,

Bluestone Community Development Fund

BLUESTONE COMMUNITY DEVELOPMENT FUND

ANNUAL SHARE REPURCHASE OFFER TERMS

Please refer to the Repurchase Offer Notice to determine the exact date of the

Repurchase Request Deadline as well as other important information.

Bluestone Community Development Fund (the “Fund”) is a closed-end “interval” fund which, to provide some liquidity and the ability to receive a per share NAV (defined below) on a disposition of at least a portion of your shares, makes periodic offers to repurchase shares. Except as permitted by the Fund’s interval structure, no shareholder will have the right to require the Fund to repurchase its shares.

Repurchase Offer. The Fund is offering to repurchase for cash ten percent (10%) of the aggregate of its issued and outstanding shares of beneficial interest (“shares”) on the Repurchase Request Deadline (defined in the Repurchase Offer Notice) at a Repurchase Price (defined below) on the Repurchase Pricing Date (defined below) upon the terms and conditions set forth in this Offer, the Repurchase Offer Notice, and the Fund’s Prospectus. Together those documents constitute the “Repurchase Offer.” The purpose of the Repurchase Offer is to provide liquidity to shareholders of the Fund. The Repurchase Offer is not conditioned upon the tender for repurchase of any minimum number of shares.

Repurchase Request Deadline. All tenders of shares for repurchase must be received in proper form by the Fund’s administrator and transfer agent, UMB Fund Services, Inc. (“UMBFS”), P.O. Box 2175, Milwaukee, WI 53201-2175, or FAX (816) 860-3140, by 3:00 p.m., Central Time, on the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to tender shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer.

Repurchase Price. The repurchase price payable in respect of a tendered share is equal to the share’s net asset value (“NAV”) as determined as of the close of the New York Stock Exchange (“NYSE”) on the Repurchase Pricing Date.

Repurchase Pricing Date. The Repurchase Pricing Date is a date no later than the 14th day (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline. There is a risk that the Fund’s NAV per share may fluctuate between the Repurchase Request Deadline and the Repurchase Pricing Date.

NAV. You must determine whether to tender shares prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date. The Fund’s NAV per share may change materially between the date a Repurchase Offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and the Repurchase Pricing Date. During the period an offer to repurchase is open, the Fund calculates its NAV daily on each of the five business days preceding the Repurchase Request Deadline. Shareholders may obtain the Fund’s current NAV by calling UMBFS at 1-855-386-3504.

Repurchase Payment Deadline. Payment for all shares repurchased pursuant to this Repurchase Offer will be made by wire to the tendering shareholder’s bank account of record no later than seven (7) days after the Repurchase Pricing Date (the “Repurchase Payment Deadline”).

Oversubscribed Repurchase Offers. There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Board of Trustees (the “Board”) sets for each Repurchase Offer a maximum percentage of shares that may be repurchased by the Fund (the “Repurchase Offer Amount”). In the event a Repurchase Offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2.00% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the Repurchase Offer Amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro-rata basis.

If any shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer.

There is no assurance that you will be able to tender your shares when or in the amount that you desire.

Withdrawal or Modification of Tender of Shares for Repurchase. Shares tendered pursuant to the Repurchase Offer may be withdrawn or you may change the number of shares tendered for repurchase at any time prior to 3:00 p.m., Central Time, on the Repurchase Request Deadline. You must send a written notice to UMBFS at the address specified in the Repurchase Offer Notice, and UMBFS must receive it before the Repurchase Request Deadline.

Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone a Repurchase Offer in limited circumstances as set forth in Rule 23c-3 under the Investment Company Act of 1940, as amended, as described below, but only with the approval of a majority of the Trustees of the Board, including a majority of the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”).

The Fund may suspend or postpone a Repurchase Offer only: (1) if the repurchase would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (2) if making or effecting the Repurchase Offer would cause the shares that are subject to the offer that are quoted in an inter-dealer quotation system of a national securities association to not be quoted on any inter-dealer quotation system of a national securities association; (3) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (4) for any period during which an emergency exists as a result of which disposal by the Fund of assets owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (5) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

If the Repurchase Offer is suspended or postponed, the Fund will provide notice to each shareholder of the suspension or postponement. If the Fund renews the Repurchase Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Repurchase Offer.

Repurchase Fee. The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee. However, the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing shares, thus allocating estimated transaction costs to the shareholder whose shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce the repurchase fee if Bluestone Capital Partners LLC, the Fund’s investment adviser (the “Adviser”), determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Consequences of Repurchase Offers. From the time the Fund distributes or publishes each Repurchase Offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the Repurchase Offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the Repurchase Payment Deadline, or which mature by the Repurchase Payment Deadline. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover. The Fund is also permitted to borrow to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s Repurchase Offers are described in the Fund’s Prospectus. In addition, the repurchase of shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Tax Considerations” in the Fund’s Prospectus and “Taxes” in the Fund’s Statement of Additional Information (the “SAI”).

Proper Form of Repurchase Request Documents. All questions as to the validity, form, eligibility (including, for example, the time of receipt) and acceptance of repurchase requests will be determined by the Fund and UMBFS, in their sole discretion, and that determination will be final and binding. The Fund reserves the right to reject any and all tenders of repurchase requests for shares determined not to be in the proper form, or to refuse to accept for payment, purchase or pay for any shares if, in the opinion of counsel to the Fund or UMBFS, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this Repurchase Offer or any defect in any tender of shares, whether in general or with respect to any particular shares or shareholder(s). The Fund’s interpretations of the terms and conditions of this Repurchase Offer shall be final and binding. Unless waived, any defects or irregularities in connection with repurchase requests must be cured within the times as the Fund shall determine. Tenders of shares will not be deemed to have been made until all defects or irregularities have been cured or waived.

Neither the Fund, the Adviser, UMBFS or the Fund’s distributor, Foreside Fund Services, LLC (the “Distributor”), nor any other person is or will be obligated to give notice of any defects or irregularities in repurchase requests tendered, nor shall any of them incur any liability for failure to give any such notice.

Neither the Fund nor the Board makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision whether to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund whether shareholders should tender pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with this Repurchase Offer other than those contained in this Repurchase Offer or in the Fund’s Prospectus or the SAI. If given or made, any such recommendations and such information must not be relied upon as having been authorized by the Fund, the Adviser, UMBFS or the Distributor.

For the Fund’s current NAV per share and other information about this Repurchase Offer, or for a copy of the Fund’s Prospectus, call 1-855-386-3504. The Fund’s Prospectus contains more complete information on all charges, expenses, fees and risks. Please read it carefully before investing.

4